Exhibit 99.13

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-D

KEY PERFORMANCE FACTORS
February 29, 2000



        Expected B Maturity                                        05/15/01


        Blended Coupon                               6.0680%



        Excess Protection Level
          3 Month Average   5.40%
          February, 2000   6.18%
          January, 2000   5.44%
          December, 1999   4.57%


        Cash Yield                                  18.80%


        Investor Charge Offs                         4.75%


        Base Rate                                    7.87%


        Over 30 Day Delinquency                      5.01%


        Seller's Interest                            9.54%


        Total Payment Rate                          14.30%


        Total Principal Balance                     $48,263,301,515.80


        Investor Participation Amount               $1,000,000,000.00


        Seller Participation Amount                 $4,604,500,997.31